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                              UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  April 18, 2000



                             WELLS FARGO & COMPANY
            (Exact name of registrant as specified in its charter)

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
     Delaware                     001-2979                No.41-0449260
(State or other jurisdiction   (Commission File           (IRS Employer
   of incorporation)               Number)              Identification No.)
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              420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code:  1-800-411-4932

                                   Not applicable

             (Former name or former address, if changed since last report)

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Item 5:  Other Events
         ------------

         Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter ended March 31, 2000. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q for the quarter ended March 31, 2000.

Item 7:  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

             27   Financial Data Schedule

             99 Wells Fargo & Company's financial results for the quarter ended March 31, 2000


                             SIGNATURE
                             ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 18, 2000.

                              WELLS FARGO & COMPANY



                              By: LES L. QUOCK
                                  ------------------------------------
                                  Les L. Quock
                                  Senior Vice President and Controller